SUPPLEMENTARY INFORMATION RELATING TO THE NATURE OF EXPENSES	12 Months Ended
Jan. 03, 2021
Analysis of income and expense [abstract]
SUPPLEMENTARY INFORMATION RELATING TO THE NATURE OF EXPENSES	SUPPLEMENTARY INFORMATION RELATING TO THE NATURE OF EXPENSES:
(a)    Selling, general and administrative expenses:

	2020	2019

Selling expenses	$76,327	$99,419
Administrative expenses	101,492	121,273
Distribution expenses	94,487	119,795
	$272,306	$340,487

(b)    Employee benefit expenses:

	2020	2019

Salaries, wages and other short-term employee benefits	$423,335	$534,222
Share-based payments	1,954	16,272
Post-employment benefits	44,645	41,864
	$469,934	$592,358
16. SUPPLEMENTARY INFORMATION RELATING TO THE NATURE OF EXPENSES (continued):

(c)    Cost of sales:
Included in cost of sales for the year ended January 3, 2021 are the following items:
•$108.4 million of manufacturing costs charged directly to cost of sales during the first nine months of the fiscal year as a result of low production levels due to the temporary suspension of production at most of our manufacturing facilities starting in mid-March 2020 resulting from the COVID-19 pandemic. These manufacturing costs consist mainly of salary and benefits continuation for suspended employees as a result of suspended production, severance for terminated employees, and unabsorbed salary, benefits, and overhead costs, including depreciation.
•$108.1 million of write-downs of inventory to net realizable value as a result of product line reductions and the decline in the net realizable value of certain inventories due to current market conditions as described in note 7.
•$11.3 million for excess commodity contracts with merchants that no longer met the own-use exemption based on a reduction of physical cotton consumption in line with reduced production requirements.
•$9.4 million transfer from accumulated other comprehensive income to cost of sales for certain commodity forward, option, and swap contracts that no longer met the criteria for hedge accounting as the commodity purchases which the hedging instruments were respectively hedging were no longer expected to occur due to reduced production requirements.
•Net gain of $9.6 million related to the two hurricanes which impacted the Company’s operations in Central America in November 2020, consisting of accrued insurance recoveries to date of $111.0 million recorded in cost of sales (of which $50.0 million was received as an advance in December 2020 and included in cash flows from operating activities, and $61.0 million is recorded in prepaid expenses, deposits and other current assets in the statement of financial position), partially offset by of the following related costs:
–losses on disposal of damaged inventory of $41.7 million;
–losses on disposal of unrepairable equipment of $22.6 million; and
–salary and benefits continuation for idle employees while production was interrupted, and equipment repair and clean-up costs of $13.3 million.
–In addition, cost of sales includes unabsorbed salary, benefits, and overhead costs, including depreciation that resulted from the production interruptions related to the two hurricanes of $23.8 million, for which insurance recoveries have not been recognized in fiscal 2020.
The Company has recognized insurance recoveries for items that it has an unconditional contractual right to receive. The final insurance claims related to the two hurricanes will be filed in fiscal 2021.

(d)    Government assistance:
During the year ended January 3, 2021 an amount of $9.2 million (2019 - $14.0 million) was recognized in cost of sales in the consolidated statement of earnings and comprehensive income relating to government assistance for production costs, and $3.9 million (2019 - nil) was recognized in SG&A in the consolidated statement of earnings and comprehensive income relating to employment subsidies.